Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - CLP ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
CASH AND CASH EQUIVALENTS
Cash balances	$ 27,613	$ 173,228
Bank balances	222,788,690	137,048,228
Time deposits	38,228	319,994,843
Other fixed-income instruments	160,544,788	106,074,991
Total	$ 383,399,319	$ 563,291,290	$ 875,213,699	$ 309,975,140